Borrowings	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Borrowings
22. Borrowings

	31 December 2021 £m	31 December 2020 £m	30 June 2020 £m	30 June 2019 £m
Amounts falling due within one year
Loan	119.2	—	106.4	—

The loan comprises drawings on the Group’s three year £200m Revolving Credit Facility (RCF) which was entered into in February 2019 and is shown net of unamortized facility arrangement fees. The RCF has a £100m accordion option which may be requested with prior notice at any time up to six months of the termination date. The initial term of this RCF had two extension options of one year each whereby the Company exercised the option for a two year extension on 17 December 2020 such that on 7 January 2021, the Company received approval from all syndicate banks. This extends the expiry of the facility to 31 January 2024. All other terms of the facility remain unchanged.
During the year ended 30 June 2020, drawings on the RCF comprised an initial amount of €120.0m (£103.4m) to fund the purchase of Expedeon (as set out in note 29). In February 2020, a partial repayment amounting to £20.0m was made and the remaining borrowings redenominated into Sterling, leaving an outstanding balance of £82.0m. In March 2020, a subsequent drawing of £25.0m was made in order to provide operational flexibility in light of the
COVID-19
pandemic bringing amounts drawn to £107.0m. The maximum amount drawn under the RCF during the year ended 30 June 2020 was £107.0m.
On 23 November 2020, the Group repaid in full the sum of £107.0m which was drawn up until that point.
On 19 October 2021, the Group drew £120.0m to fund the purchase of BioVision (as set out in note 29).
The Group is subject to financial covenants on the RCF and has complied with these at all testing points in 2019, 2020 and 2021.